                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): January 16, 2001



                                 SUNOCO, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Pennsylvania                  1-6841                    23-1743282
      ------------                  ------                    ----------
     (State or other             (Commission                (IRS employer
     jurisdiction of             file number)               identification
     incorporation)                                         number)

       Ten Penn Center, 1801 Market Street, Philadelphia, PA 19103-1699
       ----------------------------------------------------------------
       (Address of principal executive offices)              (Zip Code)

                                (215) 977-3000
       ----------------------------------------------------------------
             (Registrant's telephone number, including area code)
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     This Form 8-K/A amends the Form 8-K of Sunoco, Inc. dated January 16, 2001.
That Form 8-K reported under Item 2 the purchase of all of the outstanding capital stock of Aristech Chemical Corporation. This report provides the financial statements and the pro forma financial information for the periods that are required under Item 7 and also describes certain other events under
Item 5 - "Other Events".

Item 5.   Other Events.
          -------------

     Aristech Chemical Corporation has participated in discussions with the United States Department of Justice and the United States Environmental Protection Agency in an effort to settle certain allegations made in a June 1999 Notice of Violation issued by the United States Environmental Protection Agency Region V, regarding alleged air permitting and Hazardous Organic National Emissions Standards for Hazardous Air Pollutants violations at Aristech's Haverhill, Ohio facility. It is anticipated that any negotiated settlement will involve the payment of a civil fine of between $400,000 and $500,000. The anticipated settlement of this case was included as a reduction in the purchase price paid by Sunoco.

     Sunoco, Inc. (R&M) ("Sunoco R&M"), a wholly owned subsidiary of the Company, reached an agreement in principle with the Pennsylvania Department of Environmental Protection ("PaDEP") to settle numerous allegations, contained in a November 1998 Notice of Violation, alleging various violations of PaDEP air pollution rules and regulations at Sunoco's Marcus Hook, PA refinery. Sunoco R&M and PaDEP will enter into an Administrative Consent Order requiring Sunoco R&M to pay a civil penalty of approximately $260,000.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

     (a)  Financial Statements of Business Acquired
          -----------------------------------------

          ARISTECH CHEMICAL CORPORATION

          Independent Auditors' Report
          Consolidated Statement of Operations for the Year Ended
            December 31, 1999
          Consolidated Balance Sheet as of December 31, 1999
          Consolidated Statement of Cash Flows for the Year Ended
            December 31, 1999
          Consolidated Statement of Stockholders' Equity for the Year Ended
            December 31, 1999
          Notes to the Consolidated Financial Statements as of
            December 31, 1999
          Condensed Consolidated Statements of Operations for the Nine
            Months Ended September 30, 2000 and 1999 (Unaudited)
          Condensed Consolidated Balance Sheets as of September 30, 2000 and
            December 31, 1999 (Unaudited)
          Condensed Consolidated Statements of Cash Flows for the Nine
            Months Ended September 30, 2000 and 1999 (Unaudited)
          Notes to the Condensed Consolidated Financial Statements as of
            September 30, 2000 (Unaudited)
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     (b)  Pro Forma Financial Information
          -------------------------------

          SUNOCO, INC.

          Introduction to Pro Forma Combined Financial Statements
            (Unaudited)
          Pro Forma Combined Balance Sheet as of September 30, 2000
            (Unaudited)
          Pro Forma Combined Statement of Income for the Nine Months
            Ended September 30, 2000 (Unaudited)
          Pro Forma Combined Statement of Income for the Year Ended
            December 31, 1999 (Unaudited)
          Notes to Pro Forma Combined Financial Statements (Unaudited)

          Aristech Chemical Corporation

          Introduction to Pro Forma Financial Statements (Unaudited)
          Pro Forma Balance Sheet as of September 30, 2000 (Unaudited)
          Pro Forma Statement of Operations for the Nine Months Ended
            September 30, 2000 (Unaudited)
          Pro Forma Statement of Operations for the Year Ended December 31,
            1999 (Unaudited)
          Notes to Pro Forma Financial Statements (Unaudited)

     (c)  Exhibits
          --------

          23.1  -  Independent Auditors' Consent
          99.1  -  Financial Statements of Business Acquired
          99.2  -  Pro Forma Financial Information
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.



         SUNOCO, INC.



BY       s/ JOSEPH P. KROTT
         ------------------
         Joseph P. Krott
         Comptroller
         (Principal Accounting Officer)

DATE     March 15, 2001

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                                 EXHIBIT INDEX

Exhibit
Number                     Exhibit
------            -------------------------------------------------

23.1              Independent Auditors' Consent

99.1              Financial Statements of Business Acquired

                      ARISTECH CHEMICAL CORPORATION

                      Independent Auditors' Report
                      Consolidated Statement of Operations for the Year Ended
                        December 31, 1999
                      Consolidated Balance Sheet as of December 31, 1999 Consolidated Statement of Cash Flows for the Year
                        Ended December 31, 1999
                      Consolidated Statement of Stockholders' Equity for the
                        Year Ended December 31, 1999
                      Notes to the Consolidated Financial Statements as of
                       December 31, 1999
                      Condensed Consolidated Statements of Operations for the
                        Nine Months Ended September 30, 2000 and 1999
                        (Unaudited)
                      Condensed Consolidated Balance Sheets as of September 30,
                        2000 and December 31, 1999 (Unaudited)
                      Condensed Consolidated Statements of Cash Flows for the
                        Nine Months Ended September 30, 2000 and 1999
                        (Unaudited)
                      Notes to the Condensed Consolidated Financial Statements
                        as of September 30, 2000 (Unaudited)

99.2              Pro Forma Financial Information

                      SUNOCO, INC.

                      Introduction to Pro Forma Combined Financial Statements
                        (Unaudited)
                      Pro Forma Combined Balance Sheet as of September 30, 2000
                        (Unaudited)
                      Pro Forma Combined Statement of Income for the Nine Months
                        Ended September 30, 2000 (Unaudited)
                      Pro Forma Combined Statement of Income for the Year Ended
                        December 31, 1999 (Unaudited)
                      Notes to Pro Forma Combined Financial Statements
                        (Unaudited)

                      ARISTECH CHEMICAL CORPORATION

                      Introduction to Pro Forma Financial Statements (Unaudited) Pro Forma Balance Sheet as of September 30, 2000
                        (Unaudited)
                      Pro Forma Statement of Operations for the Nine Months
                        Ended September 30, 2000 (Unaudited)
                      Pro Forma Statement of Operations for the Year Ended
                        December 31, 1999 (Unaudited)
                      Notes to Pro Forma Financial Statements (Unaudited)